UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The 2025 annual meeting of stockholders (the “Annual Meeting”) of Signing Day Sports, Inc., a Delaware corporation (the “Company”), has been scheduled to be held on Monday, November 17, 2025. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting shall be the close of business on Thursday, September 18, 2025. The time and location of the Annual Meeting will be as set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Due to the fact that the date of the Annual Meeting has been changed by more than 30 days from the anniversary date of the Company’s 2024 annual meeting of stockholders, the Company is providing the deadlines for submission of any qualified stockholder proposal for inclusion in the Company’s proxy materials for the Annual Meeting and for proper presentation of proposals or director nominations at the Annual Meeting that will not be included in the Company’s proxy materials for the Annual Meeting.

For a proposal to be included in the Company’s proxy statement and form of proxy card for the Annual Meeting in accordance with Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must be received no later than Thursday, September 18, 2025. A proposal which is received after such date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement and form of proxy card for the Annual Meeting. The proposal must also comply with the other requirements for stockholder proposals under Rule 14a-8 in order for it to be required to be included in the proxy statement and form of proxy card for the Annual Meeting. In addition, if the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act are not complied with, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal.

In accordance with the Company’s Second Amended and Restated Bylaws, as amended (“Bylaws”), for any proposal or any director nomination that is not included in the Company’s proxy statement for the Annual Meeting to be brought by a stockholder before the Annual Meeting, notice of the proposal or nomination must be received by Tuesday, September 2, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2025	Signing Day Sports, Inc.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer

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